UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 16, 2006
Great Wolf Resorts, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
000-51064
(Commission File Number)
51-0510250
(IRS Employer Identification Number)
122 West Washington Avenue, Madison, Wisconsin 53703
(Address of principal executive offices)
Registrant’s telephone number, including area code: (608) 661-4700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
Signatures
EX-99.1 PRESS RELEASE

Item 8.01. Other Events.
     On August 16, 2006, Great Wolf Resorts, Inc. issued a press release responding to a letter received from Hayground Cove Asset Management LLC. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
     Exhibit 99.1 — Press release of Great Wolf Resorts, Inc., dated August 16, 2006

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 16, 2006

GREAT WOLF RESORTS, INC.
By:	/s/ James A. Calder
James A. Calder
Chief Financial Officer